EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Bioject Medical Technologies Inc. (the “Company”) on Form 10-K for the nine-month period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Gandolfo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Gandolfo
John Gandolfo
Chief Financial Officer and Vice President of Finance
Bioject Medical Technologies Inc.
March 24, 2003